Commitments and Contingencies	3 Months Ended
Mar. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

9.	COMMITMENTS AND CONTINGENCIES
Legal Proceedings
—The Company is subject to legal proceedings arising in the ordinary course of business. The Company accrues losses for a legal proceeding when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. However, the uncertainties inherent in legal proceedings make it difficult to reasonably estimate the costs and effects of resolving these matters. Accordingly, actual costs incurred may differ materially from amounts accrued and could materially adversely affect the Company’s business, cash flows, results of operations, financial condition and prospects. Unless otherwise indicated, the Company is unable to estimate reasonably possible losses in excess of any amounts accrued. As of March 31, 2022 and December 31, 2021, there were no material loss contingency accruals.
Leases
—See Note 8 for further information.
Purchase obligations—
As of March 31, 2022, the Company had outstanding agreements to purchase blockchain mining equipment totaling approximately $391.0 million of which approximately $256.2 million was paid as deposits for blockchain mining equipment scheduled to be delivered in 2022. As of the date that the financial statements were available to be issued, the aggregate amount of the Company’s purchase obligations totaled approximately $134.8 million, substantially all of which are expected to be settled within one year of the date that the financial statements were available to be issued.